SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2005


                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-29239              36-3909334
          --------                     ---------              ----------
(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)                File No.)         Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                               60601
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        Results of Operations and Financial Condition
                  ---------------------------------------------

         On October 25, 2005, Inforte Corp. issued a release regarding earnings for the third quarter of 2005. The text of the press release is attached as
Exhibit 99 and is being furnished pursuant to Item 2.02 of Form 8-K (Results of Operations and Financial Condition).



ITEM 9.01         Financial Statements and Exhibits
                  ---------------------------------

                  (d)      Exhibits

                           Exhibit 99.1 Earnings release issued October 25, 2005, by Inforte Corp., for the three months ended September 30, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INFORTE CORP.


October 26, 2005                        By:      /s/ Nick Heyes
                                           -------------------------------------
                                                Nick Heyes
                                                Chief Financial Officer

                                  EXHIBIT INDEX


No.                   Description of Exhibit

99         Press Release